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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934

                               JANUARY 8, 1997
                               (Date of Report)

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                           RESEARCH MEDICAL, INC.
           (Exact name of registrant as specified in its charter)

                                    UTAH
               (State or other jurisdiction of incorporation)

         0-6944                                           87-0277827
(Commission File Number)                       (IRS Employer Identification No.)

6864 SOUTH 300 WEST, MIDVALE, UTAH                          84047
(Address of principal executive offices)                  (zip Code)



             Registrant's telephone number, including area code:
                               (801) 562-0200

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ITEM 5. OTHER EVENTS

     The Registrant earlier announced in a press release and filing on Form 8-K the signing of a definitive agreement and plan of merger with Baxter International, Inc. whereby the Registrant would be merged with a wholly owned subsidiary of Baxter International and thereby become a wholly owned subsidiary of Baxter International. The exchange ratio of Baxter Shares for shares of the Registrant's common stock, equalling $23.50 worth of Baxter Shares for each share of the Registrant's common stock, was also disclosed.

     This Report is solely for the purpose of filing the form of Agreement and Plan of Merger with the Commission as a publicly available exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are attached hereto and filed herewith according to Item 601 of Regulation S-K:

     2.1  Form of Agreement and Plan of Merger.






     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized as of this 7th day of January, 1997.



                                    RESEARCH MEDICAL, INC.
                                        (Registrant)




                                    /s/     Gary L. Crocker
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                                            Gary L. Crocker
                                            President & Chief Executive Officer